Acquisition of Sotera Defense Solutions March 8, 2017

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding KeyW’s future prospects, projected financial results, estimated integration costs and acquisition related amortization expenses, business plans and the benefits of the business combination transaction involving KeyW and Sotera, including future financial and operating results such as fiscal year 2017 expected or projected revenue, adjusted EBITDA and debt to adjusted EBITDA ratio, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are also used to identify these forward-looking statements. These statements are based on the current beliefs and expectations of KeyW’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements are made only as of the date hereof, and KeyW does not undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, historical information should not be considered as an indicator of future performance. In addition to factors previously disclosed in KeyW’s reports filed with the Securities and Exchange Commission (“SEC”), the following factors could cause actual results to differ materially from forward-looking statements: (i) the Sotera transaction not being timely completed, if completed at all, including the ability to obtain regulatory approvals and meet other closing conditions to the transaction in a timely manner, if at all; (ii) risks associated with obtaining the financing for the transaction on the expected terms and schedule, or at all; (iii) KeyW’s or Sotera’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; (iv) the parties being unable to successfully implement integration strategies or realize the anticipated benefits of the acquisition, including the possibility that the expected synergies and cost reductions from the proposed acquisition will not be realized or will not be realized within the expected time period; (v) the increased leverage and interest expense of the combined company; (vi) general economic conditions and/or conditions affecting the parties’ current and prospective customers and/or (vii) difficulties with, delays in or the inability to achieve the parties’ and combined company’s revenue and adjusted EBITDA guidance for 2017, due to, among other things, unanticipated circumstances, trends or events affecting the combined company's financial performance. Factors other than those referred to above could also cause KeyW’s or Sotera’s results to differ materially from expected results. Forward Looking Statements

3 Non-GAAP Financial Measures This presentation contains forward looking estimates of adjusted EBITDA, including adjusted EBITDA margin. Adjusted EBITDA, as defined by KeyW, is a financial measure that is not calculated in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP. Adjusted EBITDA should not be considered as an alternative to net income, operating income or any other measure of financial performance calculated and presented in accordance with U.S. GAAP. Our adjusted EBITDA may not be comparable to similarly titled measures of other companies because other companies may not calculate adjusted EBITDA or similarly titled measures in the same manner as we do. We prepare adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our core operating performance. We encourage you to evaluate these adjustments and the reasons we consider them appropriate. We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: – we have various non-recurring transactions or non-operating transactions and expenses that directly impact our net income. Adjusted EBITDA is intended to approximate the net cash provided by operations by adjusting for non-recurring or non-operating items; and – securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies. Our board of directors and management use adjusted EBITDA: as a measure of operating performance; – to determine a significant portion of management's incentive compensation; – for planning purposes, including the preparation of our annual operating budget; and – to evaluate the effectiveness of our business strategies. Although adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Some of these limitations are: – adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or other contractual commitments; – adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; – adjusted EBITDA does not reflect interest expense or interest income; – adjusted EBITDA does not reflect cash requirements for income taxes; – adjusted EBITDA does not include non-cash expenses related to stock compensation; Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for these replacements; and – other companies in our industry may calculate adjusted EBITDA or similarly titled measures differently than we do, limiting i ts usefulness as a comparative measure.

4 Presenters Bill Weber President & Chief Executive Officer, KeyW Mike Alber Executive Vice President, Chief Financial Officer, KeyW

5 Approvals and Timing  Approved by KeyW and Sotera’s Board of Directors  Expected transaction close during early part of Q2 2017, subject to customary regulatory approvals Overview  Total cash purchase price of $235 million, subject to customary pre- and post-closing adjustments  Represents 9.8x 2017E adjusted EBITDA, net of expected present value of tax benefits of ~$46 million Transaction Overview Transaction Structure  KeyW intends to fund the transaction with a new secured credit facility and cash on hand  Pro forma net debt to trailing twelve months adjusted EBITDA of 4.4x  Transaction structure preserves tax attributes, subject to applicable §382 limitation Leadership Team  Bill Weber (KeyW CEO) and Mike Alber (KeyW CFO) to remain CEO and CFO, respectively, of combined company  Key leadership personnel from Sotera will remain in place following the acquisition

Sotera: Overview

A pure-play provider of innovative technology systems, solutions and services for critical U.S. national security missions

Overview

- Sotera delivers systems, solutions and services to the Intelligence Community, Department of Defense, Department of Homeland Security and federal law enforcement agencies
  - Key customers include FBI and DoD intelligence agencies
  - 1,100 employees, with ~80% of direct employees with TS or greater clearance levels
  - 79% of revenues derived from prime contracts
  - 50% Cost Plus / 45% T&M and Fixed Price

Core Competencies & Capabilities

- *Cyber Security*
- *Cloud Computing*
- *Big Data*
- *Agile Development*
- *Machine Learning / Artificial Intelligence*
- *Analytics / Visualization*
- *Internet of Things*

Segment Overview

National Intelligence	Defense Intelligence	Advanced Programs & Technologies
Counterterrorism Watchlisting Agile Software Development Classified Networks Next Generation IT Solutions Cloud Migration	Scientific Services Life-Cycle Software Support Secure IT / Communications Networks Systems Integration	Cyber Solutions Big Data Analytics & Fusion Cloud Engineering Agile Lifecycle Engineering

Revenue Mix by End-Customer



Other Federal & Commercial 4%
National Intelligence 17%
DoD S&T 18%
FBI CT 28%
DoD Intel 31%
DHS CT 2%

- *National Intelligence*
- *Counterterrorism*
- *Defense Intelligence*
- *Other Fed. / Comm.*

6

KeyW

7 Transaction Rationale: Strategic Adds New and Complementary Capabilities Adds Significant Scale, Creating Unique, IC-focused Provider Provides Access to Large Portfolio of Prime Contracts and IDIQ Vehicles Provides New and Enhanced Access to Agencies within the IC

8 Provides New and Enhanced Access to Target Agencies within the IC Sotera Customers Increased Access to the IC FBI NAVY ARMY USMC NSA USASAC DISA ARCYBER DARPA DIA 25% 60%

Adds Significant Scale, Creating Unique, IC-focused Provider

Combined Company

- The acquisition of Sotera creates a pure-play, IC-focused services provider of scale
  - ~2,100 skilled employees, of which ~80% will have Top Secret or greater clearance
- Scale provides a more competitive cost model to drive additional growth
- Sotera also provides greater access to traditional Department of Defense intelligence customers
  - Creates opportunity to cross-sell KeyW's solutions to additional IC customers

Pro Forma FY2017 Revenue Overview

($ in millions)



$310 (1)
+
$225
=
$535
KeyW
SOTERA
KeyW + SOTERA



KeyW
DoD & Other 13%
IC 87%
+
SOTERA DEFENSE SOLUTIONS
DoD & Other 22%
IC 78%
=
KeyW + SOTERA DEFENSE SOLUTIONS
DoD & Other 17%
IC 83%

(1) Represents midpoint of FY2017 KeyW revenue guidance.

9

10 Adds New and Complementary Capabilities Agile Development  Designs, develops, documents, tests, integrates and implements custom software modules and solutions focused on C4ISR and intelligence-related applications  Services range from firmware development for weapons systems to web-based portal development for network operations centers Cloud Computing  Provides leading edge cloud architecture and software engineering solutions to the IC / DoD  Combines cloud capabilities with data fusion and visual analytics to create new capabilities for intelligence analysis Big Data  Offers tools which provide multiple data science analytical capabilities including: distributed graph analytics, aggregate micro-paths, social media analysis and community tracking Analytics / Visualization  Delivers data analytics, cyber and visualization solutions for IC and DoD Tactical ISR mission systems operating in a cloud computing environment  Analytic capabilities include all-source analysis, watchlisting, targeting and DOMEX utilizing community standard messing handling, data visualization and collaboration tools Machine Learning / Artificial Intelligence  Design deep learning (Neural Network)  Develop Learning Models (Supervised, Semi-Supervised, Unsupervised)  Correlation, Discovery, Pattern of Life Internet of Things (“IoT”)  Exploration of IoT data for information discovery  Modeling IoT data for Extract Transform and Load  Developing predictive analytics for IoT challenge problems Cyber Security  Supports cyber signals intelligence and cyber warfare priorities by leveraging systems engineering, network architecture, software development, intelligence analysis and IT security capabilities to defend or exploit vital information  Protects against threats including bot net attacks, network infiltration and attacker reconnaissance

Provides Access to Large Portfolio of Prime Contracts and IDIQ Vehicles

GSA Schedules
- MOBIS
- Professional Engineering Services
- IT Schedule 70
- Schedule 56

BPAs
- DONCJIS
- IATI

ID/IQs & GWACs
- Army TIES
- CIO-SP3
- DHS EAGLE II
- DIA E-SITE
- INSCOM GISS
- ITSSS
- NRL ITD
- SSES NexGen

Prime / Sub Mix



42%
58%
21%
79%
33%
67%
Prime
Sub

Enhanced BD engine will accelerate KeyW's solutions growth strategy

Existing Sotera   Existing KeyW & Sotera

11

12 Only public pure-play provider to the Intelligence Community and its mission High-end portfolio of products and services in support of the most difficult and complex national security and counterterrorism missions Proprietary and highly-engineered solutions to address a larger segment of the Intelligence Community

13 Highly-Achievable Cost Synergies  $3.5 million of synergies expected to be realized in the 2nd half of 2017  Total expected long-term synergies of $7 – $10 million Transaction Rationale: Financial Enhanced Cash Flow Profile  Projected cash flow profile of the combined business enables rapid deleveraging: ~$43 million of pro forma 2017 operating cash flow  Tax attributes of an expected $46 million at NPV increase net cash flow through reduction of cash tax expense Accretive to Earnings per Share (EPS)  Expect immediate accretion to EPS (GAAP excluding transaction expenses and before amortization of acquired intangibles) in FY2017  Expect significant accretion to EPS (both GAAP and before amortization of acquired intangibles) in FY2018 Creates IC-Focused Company of Scale  Combined pro forma 2017 revenues of $535 million  Combined pro forma 2017 adjusted EBITDA of $62 million  Maintains long-term adjusted EBITDA margin profile of 10+%  Further diversifies contract base

14 Capitalization and Leverage Commentary Pro Forma Capitalization Table  The acquisition of Sotera is expected to be funded through existing balance sheet cash and a new $135 million 5-year Term Loan  Committed financing in place  Provides a well-balanced capital structure with flexibility for continued capital deployment and debt repayment  Attractive interest rates and acquired tax assets expected to provide strong and stable cash flow Amount (1) Leverage (2) Cash $10.0 New Term Loan 135.0 Existing Debt 149.5 Total Net Debt $274.5 4.4x (1) PF as of Dec-31-2016. (2) Based on ~$62 million of Adj. EBITDA. ($ in millions)

15 Summary Creates differentiated, pure-play intelligence services provider with pro forma 2017 $535 million of revenue and $62 million of adjusted EBITDA Accelerates KeyW management’s growth plan within the IC Balances and diversifies customer base and capabilities, adds substantial scale, and increases addressable market Scale improves competitive dynamic in today’s budget environment Enhances free cash flow and pro forma earnings